Exhibit 99.1

NAREIT – June 2019

Forward - Looking Statements The information in this presentation has been prepared solely for informational purposes by Bluerock Residential Growth REIT, Inc . (“BRG”) and does not constitute an offer to sell or the solicitation of an offer to purchase any securities . This presentation is not, and should not be assumed to be, complete . This presentation has been prepared to assist interested parties in making their own evaluation of BRG and does not purport to contain all of the information that may be relevant . In all cases, interested parties should conduct their own investigation and analysis of BRG and the data set forth in this presentation and other information provided by or on behalf of BRG . In addition, certain of the information contained herein may be derived from information provided by industry sources . BRG believes that such information is accurate and that the sources from which it has been obtained are reliable . BRG cannot guarantee the accuracy of such information, however, and has not independently verified such information . The information presented herein remains subject to change . Statements in this presentation are made as of the date of this presentation unless stated otherwise . This presentation also contains statements that, to the extent they are not recitations of historical fact, constitute “forward - looking statements . ” Forward - looking statements are typically identified by the use of terms such as “may,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology . The forward - looking statements included herein are based upon BRG’s current expectations, plans, estimates, assumptions and beliefs that involve numerous risks and uncertainties . Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond BRG’s control . Although BRG believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, BRG’s actual results and performance and the value of its securities could differ materially from those set forth in the forward - looking statements due to the impact of many factors including, but not limited to, the uncertainties of real estate development, acquisition and disposition activity, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions and dispositions, the impact of newly adopted accounting principles on BRG’s accounting policies and on period - to - period comparisons of financial results, regulatory changes and other risks and uncertainties detailed in the “Risk Factors” in Item 1 . A . Risk Factors section of the Company’s Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission on February 27 , 2019 , and other discussions of risk factors contained in BRG’s periodic filings . BRG claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 . BRG undertakes no obligation to update or revise any such information for any reason after the date of this presentation, unless required by law .

▪ A publicly traded, NYSE American listed REIT ▪ Focus on attractive knowledge economy growth markets throughout the U.S. ▪ 70% institutional/insider ownership (1) ▪ 28% BRG Management (1) ▪ 42% Institutional (1) Owning Highly Amenitized Live/Work/Play/Socialize Communities in Growth Markets Nationally Create Value with Renovation and Development Strategies Focus on Knowledge Economy Growth Markets Build a Highly Amenitized Live/Work/Play Portfolio Russell 2000 & 3000 Indexes Source: SNL Financial and Company filings. (1) Using weighted average diluted share count as of 1Q’19. Note: - 3 -

30 16 Well - Aligned Management Team with 26 Years Average Experience Years at Bluerock Real Estate Years in the Industry Ramin Kamfar CHAIRMAN & CEO Jordan Ruddy PRESIDENT & COO James Babb CHIEF INVESTMENT OFFICER Ryan MacDonald CHIEF ACQUISITIONS OFFICER Accounting | Asset Management | Administrative Financing | Legal | Regulatory | Reporting ~40 Dedicated Employees 30 16 30 12 13 11 - 4 -

Favorable Long Term Demographic and Homeownership Trends Sources: JCHS tabulations of U.S. Census Bureau, 2013 American Community Survey. Urban Institute, “Headship and Homeownership : W hat does the Future Hold?”, June 2015. U.S. Census Bureau, MPF Research, 2014. Note: Millennials projected to generate 30 MM+ additional households over next 15 years Homeownership decline a long - term trend across all age groups - 5 -

Generational Demographics a Long Tailwind for Multifamily - 6 - Source: U.S. Census Bureau. Note:

7 Total Residential Supply Remains Benign Note: Source: Commerce Department, Bureau of Census; 5 Year Moving Average Household Formation. AEW Ten - Year Expansion: Where do we go from here? February 2019. - 7 - 000’s We Are Not Building Enough Homes For Increasing HH Formation Housing Has Peaked at Prior Cycle Trough Levels (Figures in 000's) 1998–2007 2007–2016 Avg. Annual HH Formation 1,320 1,017 Avg. Annual Change in Stock 1,750 790 Ratio of Inc. in Stock to HH Formation 1.33x 0.78x

Longest Economic Expansion in Recent History - 8 - 0 25 50 75 100 125 1953/54 1957/58 1960/61 1969/70 1973/75 1980 1981/82 1990/91 2001 2007/09 Current Expansion Recession Note: Source: National Bureau of Economic Research. (Months)

Multifamily Has Outperformed BOTH on the Downside AND the Upside Note: Source: CBRE, US Multifamily Research Brief, February 2019. - 9 -

Multifamily Has Outperformed BOTH on the Downside AND the Upside Note: Source: CBRE, US Multifamily Research Brief, February 2019. - 10 -

Building an Institutional Quality Live/Work/Play Portfolio Approximately 14,700 primarily newer - build Class A apartments (1) The properties pictured herein are jointly owned by BRG, and are representative of the type of properties targeted for future in vestments by BRG. Portfolio holdings are subject to change at any time. (1) Includes properties under development and pending acquisitions. Park & Kingston Charlotte, NC • Built 2015 Arium Metrowest Orlando, FL • Built 2001 Whetstone Durham, NC • Built 2014 Sovereign Apartments Fort Worth, TX • Built 2015 Ashton Reserve Charlotte, NC • Built 2015 Preserve at Henderson Beach Destin, FL • Built 2009 Roswell City Walk Roswell, GA • Built 2015 Arium Westside Atlanta, GA • Built 2008 Note: - 11 -

Aggregating a Class A Portfolio in Knowledge Economy Growth Markets Building a lifestyle portfolio in top 40 markets (excluding the Coastal Six) with intellectual - capital driven industries ~150,000 partner units across the nation, providing plug and play execution ability at reduced cost and logistical burden to BRG - 12 -

Target markets have above average employment and income growth Focus on Knowledge Economy Growth Markets Source: Bureau of Labor Statistics and SNL Financial. (1) Figures represent YoY (%) Change in Employment Growth as of March 2019. (2) Represents Median Household Income Growth Compound Annual Growth Rate (“CAGR”) from current period until 2024E. (3) BRG is under contract to purchase assets in Nashville and Las Vegas MSAs. Note: U.S. Avg. Employment Growth: 1.7% Employment and Median Household Income Growth in Selected BRG MSAs (1) Current BRG Market (1) (LHS) Target BRG Market (1) (LHS) Median HH Inc. Growth CAGR (2) (RHS) (3) (3) - 13 - U.S. Median HH Inc. Growth: 1.7%

How We Create Value in Current Environment

2 1 3 (1) Windsor Glenridge Avg. Rent Per Unit $1,644 Avg. SQ FT 1,050 Year Built 2012 Distance in Miles 0.44 (2) Novel Perimeter Avg. Rent Per Unit $1,774 Avg. SQ FT 999 Year Built 2019 Distance in Miles 0.69 (3) Aspire Perimeter Avg. Rent Per Unit $1,616 Avg. SQ FT 1,145 Year Built 1996 Distance in Miles 0.95 Case Study: Identification of Value Creation Opportunity - 15 - Arium Glenridge Avg. Rent Per Unit $1,215 Avg. SQ FT 1,095 Year Built 1990 Potential Rent Upside $463 Note: Source: Axiometrics and BRG Company filings.

$20 $36 $51 $0 $20 $40 $60 2016 1Q'19 $68 $86 $104 $50 $65 $80 $95 $110 2016 1Q'19 $3,277 $4,293 $5,203 $2,500 $3,250 $4,000 $4,750 $5,500 2016 1Q'19 Execution of Value - Add Case Study: Arium Glenridge (1) Note: (1) Potential value upside based on Management estimates. (2) Net Operating Income (“NOI”) based on BRG 2019 operating budgets; dollars in thousands. (3) Asset Value based on 2019 NOI valued at a 5.00% cap rate; dollars in millions. (4) Reflects Asset Value less loan proceeds of $49.5MM less cost of renovations; dollars in millions. AFTER BEFORE Potential value upside from remaining renovations Asset Value (3) NOI (2) Equity Value (3) (4) - 16 -

$86 $147 $166 $50 $75 $100 $125 $150 $175 2016 1Q'19 $27 $87 $102 $0 $30 $60 $90 $120 2016 1Q'19 $86 $147 $166 $50 $75 $100 $125 $150 $175 2016 1Q'19 $5,313 $7,348 $8,318 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 2016 1Q'19 (1) Potential value upside based on Management estimates. (2) Net Operating Income (“NOI”) based on BRG 2019 operating budgets; dollars in thousands. (3) Asset Value based on 2019 NOI valued at a 5.00% cap rate. BRG purchased partner share at midpoint of BOVs for $118MM on April 26 , 2018; dollars in millions. (4) BRG recapitalized and refinanced debt upon purchasing partner share – recapitalized cash and new debt figures not reflected; dol lars in millions. Execution of Value - Add Case Study: Arium Gulfshore / Palmer Ranch (1) Note: Asset Value (3) AFTER NOI (2) Equity Value (3) (4) Potential value upside from remaining renovations BEFORE - 17 -

Strong Potential Rent Upside with Value - Add Renovation Strategy Potential rent upside per market based on Management estimates. Properties reflect BRG operating assets as of 3/31/2019. Note: Current Average Rents: $1,299 Average Potential Rent Upside: $200 – $250 Potential Rent Upside ($) Current Average Rents - 18 -

▪ 1 , 939 value - add renovations completed at 26 % ROI ▪ 5 , 001 additional units identified for value - add upgrades (1) Significant Embedded NAV Growth Potential (1) Per share figures include Common shares, OP Units and LTIPs. Incremental NOI figures net of 2.5% property management fees. Re mai ning units include incremental units for assets in Nashville and Las Vegas, both currently under contract. Note: Potential Renovation Upside on Remaining Units IRR 20% 25% # of Units 5,001 5,001 Monthly Rent Increase 125$ 156$ Incremental Annual NOI 7.3MM$ 9.1MM$ NAV Cap Rate 4.75% 4.50% Incremental NAV per Share 3.77$ 5.35$ - 19 -

15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% NXRT BRG AIV IRT UDR ESS CPT APTS AVB MAA IRET EQR #2 NOI Growth Among Multifamily REITS Over Last 9 Quarters Source: SNL and company filings. (1) Figures represent aggregate YoY Same Store NOI growth for the previous nine quarters (1Q’17 – 1Q’19). BRT excluded because it do es not report SS NOI for all quarters shown. (2) For a definition of Same Store NOI Growth and a reconciliation to GAAP measures, see Appendix A. (3) MAA did not report standalone 4Q’17 SS NOI Growth. This figure is calculated using the previous three quarter average. (4) In 4Q’18 IRET compared three - months ended 12/31/18 to three - months ended 1/31/18 due to a change in reporting period. Peer Average: 30.6% Cumulative Same Store NOI Growth 1Q’17 – 1Q’19 (1) Note: - 20 - (3) - 20 - (4) (2) 70.0%

Asset Location IRR (1) Equity Multiple (1) Grove at Waterford Hendersonville, TN 85% 1.6x 23Hundred@Berry Hill Nashville, TN 60% 2.8x North Park Towers Southfield, MI 40% 1.7x Village Green of Ann Arbor Ann Arbor, MI 38% 2.3x EOS Orlando, FL 31% 1.8x Fox Hill Austin, TX 26% 1.6x Lansbrook Village Palm Harbor, FL 23% 1.5x MDA City Apartments Chicago, IL 23% 2.3x Villas at Oak Crest Chattanooga, TN 21% 1.3x Springhouse Apartments Newport News, VA 17% 1.8x Estates at Perimeter Augusta, GA 6% 1.2x Weighted Average 33% 1.8x Dispositions Validate Consistent Value Creation (1) IRR and equity multiple calculated based on BRG’s investment. Villas at Oak Crest returns are property level, excluding 1031 cos ts. Note: - 21 -

Source: Company filings and SNL Financial. Market Cap as of 5/30/19. Market cap reflects common shares and OP units. (1) For a definition of Same Store NOI Growth and a reconciliation to GAAP measures, see Appendix A. (2) Depreciation and amortization added back to total asset values. Note: (1) - 22 - (2) (1) Mkt Cap Same Store Growth TSR ($ in MM's) Rev. NOI in Assets 5/30 YTD 5/30 LTM BRG $329 5.8% 9.0% 17.0% 28.1% 36.9% Nexpoint Residential Trust 948 4.7% 7.0% 25.2% 15.0% 49.0% BRT 201 4.6% 3.2% 8.6% 12.2% 6.7% AIMCO 7,860 4.2% 5.5% 0.2% 15.0% 25.7% Investors Real Estate Trust 761 4.1% 4.6% (2.2%) 19.6% 9.6% Independence Realty Trust 984 4.0% 5.1% 6.5% 20.6% 20.6% UDR 13,406 3.8% 4.1% 5.4% 13.4% 25.2% Camden Property Trust 10,065 3.7% 3.6% 5.4% 17.0% 20.0% AvalonBay Communities 28,009 3.5% 4.9% 1.7% 16.6% 25.7% Equity Residential 29,144 3.1% 2.5% 4.2% 15.7% 22.4% Essex Property Trust 19,418 3.1% 2.8% 2.4% 17.2% 23.0% APTS 703 2.8% 3.1% 42.4% 15.0% 15.7% Mid America Apartments 13,386 2.3% 2.5% 2.6% 20.6% 25.8% Highest Value Second Highest Value Third Highest Value 1Q’19 YoY Comparison vs. Peers – BRG Ranks in the Top 3 in Each Category (2) (1)

(15.0%) (5.0%) 5.0% 15.0% 25.0% 35.0% 45.0% May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 BRG LTM total Shareholder Return vs. Peers + Indexes Source: SNL as of 5/30/2019. Note: BRG: +36.9% Apartment Median: +22.7% RMS: +14.0% S&P 500: +5.1% Total Return (%) - 23 -

4% 3% 2% 2% 1% (2%) (10%) 8% (6%) (11%) (17%) (19%) (35%) (30%) (25%) (20%) (15%) (10%) (5%) -- 5% 10% 15% ESS UDR EQR MAA CPT AVB AIV NXRT IRT APTS BRG BRT IRET BRG Closing the P/NAV Discount Note: Source: SNL Financial and third party analyst reports as of 5/30/2018 and 5/30/2019; Price to NAV metrics based solely on third party estimates. Company management expresses no opinion on the accuracy of such estimates and is not providing valuation or earnings guidance. Mid/Large Cap REITs Small Cap REITs Price to NAV Premium / (Discount) 5/2019 Peer Avg: (4%) 5 / 2019 : ( 16% ) 5 / 2018 : ( 35% ) 5/2018 Peer Average: (12%) - 24 -

Recent Peer Apartment REIT Index Inclusion Metrics BRG market capitalization of $329 million as of 5/30/19 Note: Source: SNL Financial and news reports. $’s in MM’s. Market cap reflects common shares and OP units. - 25 - MCSI Inclusion Announcement Market Cap 6 Months Prior TSR 6 Month Period Pre - Announcement NXRT 11/15/2016 $ 292 47.5% IRT 11/15/2016 $ 383 20.8% APTS 11/15/2017 $ 479 44.4%

Multiple Pronged Approach for Shareholder Value Creation ▪ Drive growth in market rent ▪ Continue to implement value - add upgrade program Operational Investment Capital Markets Accretive growth ▪ Build institutional investor base ▪ Opportunistically repurchase common stock ▪ Potential inclusion in Indices Objective Approach Increase in CFFO and NAV Close discount to NAV ▪ Source attractive accretive acquisitions ▪ Grow portfolio accretively through Series B preferred - 26 -

APPENDIX A

Snapshot of BRG Capitalization as of March 31, 2019 Source: Company filings and SNL Financial. (1) Includes $78.0MM revolving credit facility; net of $24.3MM of cash and cash equivalents. (2) Preferreds shown at liquidation value. Stockholders Equity reflects market cap, including LTIP + OP units, as of 5/30/19. Note: Instrument $ Amount (MM's) % of Capitalization Total Secured Net Debt (1) $1,258.6 57% Series A Redeemable Term Preferred 143.0 Series C Redeemable Term Preferred 58.1 Series D Perpetual Preferred 71.3 Series B Preferred – Convertible 349.4 Stockholders Equity 329.1 Total Equity (2) $950.9 43% Total Net Capitalization (1) $2,209.5 100% - 28 -

-29-

Same Store NOI Reconciliation

BRG BLUEROCK RESIDENTIAL

We believe that net operating income, or NOI, is a useful measure of our operating performance. We define NOI as total property revenues less total property operating expenses, excluding depreciation and amortization and interest. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis; NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as a supplemental measure of our financial performance. The following table reflects net (loss) income attributable to common shares together with a reconciliation to NOI and to same store and non-same store contributions to consolidated NOI, as computed in accordance with GAAP for the periods presented (unaudited and amounts in thousands):

	Mar 31, 2017(1)	Jun 30, 2017(2)	Sep 30, 2017(3)	Dec 31, 2017(4)	Mar 31, 2018(5)*	Jun 30, 2018(6)*	Sep 30, 2018(7)*	Dec 31, 2018(8)*	Mar 31, 2019(9)*
Net (loss) income attributable to common shares	$ (4,990)	$ 17,569	$(12,017)	$(46,241)	$ (9,425)	$(10,212)	$(10,334)	$(12,785)	$(12,093)
Add back: Net (loss) income attributable to operating partnership units					(2,675)	(3,010)	(3,157)	(3,998)	(4,051)
Net (loss) income attributable to common shares and units					$ (12,100)	$(13,222)	$(13,491)	$(16,783)	$(16,144)
Add applicable pro-rata share:									
Depreciation and amortization	9,802	9,326	10,771	12,074	14,831	13,990	14,497	15,785	16,142
Non-real estate depreciation and amortization	-	-	-	5	64	75	77	85	86
Non-cash interest expense	474	773	245	356	461	1,561	915	780	775
Unrealized (gain) loss on derivatives	-	-	-	-	-	-	(225)	3,001	1,635
Property management fees	642	661	773	726	939	1,017	1,077	1,118	1,148
Management fees to related parties	2,737	6,099	2,773	825	-	-	-	-	-
Acquisition and pursuit costs	3,006	18	15	16	43	28	7	37	58
Loss on extinguishment of debt and debt modification costs	-	1,534	-	-	-	653	1,573	-	-
Corporate operating expenses	1,433	1,679	1,091	2,737	4,669	4,528	4,667	5,552	5,554
Management internalization	475	336	818	34,842	-	-	-	-	-
Weather-related losses, net	-	-	635	264	165	-	13	102	-
Preferred dividends	5,786	6,314	6,966	6,446	8,248	8,643	9,105	9,642	10,384
Preferred stock accretion	333	641	896	934	1,112	1,400	1,631	1,829	1,887
Less applicable pro-rata share of:									
Other income	-	16	-	-	-	-	-	-	-
Preferred returns on unconsolidated real estate joint ventures	2,543	2,577	2,663	2,055	2,461	2,626	2,789	2,435	2,289
Interest income from related parties	1,506	2,075	2,099	1,820	5,196	5,635	5,702	5,723	5,776
Gain on sale of joint venture interest, net of fees	-	6,332	-	13	-	-	-	-	-
Gain on sale of real estate investments	7,397	26,548	-	102	-	-	-	-	-
Gain on sale of non-depreciable real estate investments	-	-	-	-	-	-	-	-	679
Pro-rata share of properties' income	8,252	7,402	8,204	8,994	10,775	10,412	11,355	12,990	12,781
Add:									
Noncontrolling interest pro-rata share of partially owned property income	1,338	931	555	2,526	607	583	660	774	729
Total property income	9,590	8,333	8,759	11,520	11,382	10,995	12,015	13,764	13,510
Add:									
Interest expense	6,453	6,708	7,215	8,723	9,635	11,455	12,189	13,031	13,578
Net operating income	16,043	15,041	15,974	20,243	21,017	22,450	24,204	26,795	27,088
Less:									
Non-same store net operating income	7,381	8,547	8,773	11,865	8,830	8,970	7,753	7,682	4,217
Same store net operating income	$ 8,662	$ 6,494	$ 7,201	$ 8,378	$ 12,187	$ 13,480	$ 16,451	$ 19,113	$ 22,871

*Note that BRG revised its presentation of the NOI Reconciliation as of January 1, 2018 to now add back net (loss) income attributable to operating partnership units. As the Company's presentation now also includes the impact of operating partnership units pro-rata share of net operating income, there is no change to net operating income.

See footnotes on page 30.

-30-

NOI Reconciliation Footnotes

BRG BLUEROCK™ RESIDENTIAL

Same Store NOI Reconciliation (page 29).

(1) Same Store sales for the three months ended March 31, 2017 related to the following properties: Enders Place at Baldwin Park, MDA Apartments, Lansbrook Village, ARIUM Grandewood, Fox Hill, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, ARIUM at Palmer Ranch, and ARIUM Gulfshore.

(2) Same Store sales for the three months ended June 30, 2017 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, ARIUM at Palmer Ranch, ARIUM Gulfshore, and The Preserve at Henderson Beach.

(3) Same Store sales for the three months ended September 30, 2017 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, Sorrel, ARIUM at Palmer Ranch, ARIUM Gulfshore, and The Preserve at Henderson Beach.

(4) Same Store sales for the three months ended December 31, 2017 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, Sorrel, ARIUM at Palmer Ranch, ARIUM Gulfshore, The Preserve at Henderson Beach and ARIUM Westside.

(5) Same Store sales for the three months ended March 31, 2018 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, Sorrel, ARIUM at Palmer Ranch, ARIUM Gulfshore, The Preserve at Henderson Beach, ARIUM Westside, ARIUM Pine Lakes, James on South First, ARIUM Glenridge, Roswell City Walk, and The Brodie.

(6) Same Store sales for the three months ended June 30, 2018 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, Sorrel, ARIUM at Palmer Ranch, ARIUM Gulfshore, The Preserve at Henderson Beach, ARIUM Westside, ARIUM Pine Lakes, James on South First, ARIUM Glenridge, Roswell City Walk, The Brodie, Preston View, and Wesley Village.

(7) Same Store sales for the three months ended September 30, 2018 related to the following properties: Enders Place at Baldwin Park, ARIUM Grandewood, Park & Kingston, ARIUM Palms, Ashton Reserve, Sovereign, Sorrel, ARIUM at Palmer Ranch, ARIUM Gulfshore, The Preserve at Henderson Beach, ARIUM Westside, ARIUM Pine Lakes, James on South First, ARIUM Glenridge, Roswell City Walk, The Brodie, Preston View, Wesley Village, Marquis at Crown Ridge, Marquis at Stone Oak, Marquis at The Cascades, and Marquis at TPC.

(8) Same store portfolio for the three months ended December 31, 2018 consists of 24 properties, which represent 7,962 units.

(9) Same store portfolio for the three months ended March 31, 2019 consists of 28 properties, which represent 9,608 units.